The American Funds Group/r/

Capital Income Builder

[illustration of a mountain side]

Annual Report 2000
For the year ended October 31




Capital Income Builder/r/ is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Capital Income Builder seeks to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield exceeding that of U.S. stocks generally.

There are two ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B shares will be lower.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2000 (the most recent calendar quarter):

                                              10 Years       5 Years      1 Year
CLASS A SHARES
reflecting 5.75% maximum sales charge         +13.11%       +10.79%       +1.10%

CLASS B SHARES                                                            3/15-9/30/2000
reflecting 5% maximum contingent                                          +5.93*
   deferred sales charge(CDSC)
  (payable only if shares are sold)
not reflecting CDSC                                                       +10.93*

* Class B shares were not offered before March 15, 2000. Returns are not annualized.


The fund's 30-day yield as of November 30, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 4.21%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.





FELLOW SHAREHOLDERS:

Capital Income Builder's 2000 fiscal year coincided with unusually strong crosscurrents in global stock markets. Technology stocks, which had fueled a "new economy" boom at the beginning of the period, collapsed in late winter, taking broader markets on a bumpy ride that has continued through early autumn and beyond.

We are pleased to report that, true to form, Capital Income Builder resisted much of the slide in global stock prices that began in March. Indeed, a solid 8.7% gain in the second half of the fiscal year more than redressed an earlier setback, resulting in a 5.5% total return for the full 12 months ended October
31. The Standard and Poor's 500 Stock Composite Index reversed that pattern, declining slightly in the second half, but posting a 6.1% return for the full year. The 91 income funds tracked by Lipper Inc. returned an average of 6.6%. Since its inception on July 30, 1987, CIB has produced an average annual compound return of 11.8%, exceeding the 10.8% average return of its peers, according to Lipper.


DECEMBER DIVIDEND STEPS UP

Capital Income Builder's above-average and growing income stream proved to be an anchor in the storm. The quarterly dividend increased again in December 2000, as in most quarters, by a half-cent a share, lifting the total dividend to 51 cents a share. For the vast majority of you who reinvest capital gain distributions, that continues an unbroken string of quarterly increases in dividend income since the fund began more than 13 years ago.

[Begin sidebar]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
Dividends as declared and as adjusted for reinvested capital gains

[Begin Bar Chart]
(cents per share)
(Index: December 1987 = 100)

                                          Additional income earned          Inflation=
                                          on initial shares if the          Consumer Price
                                          capital gain distributions        Index (through
Fiscal Quarters          Dividend         were reinvested                   September 1999)

4 Aug-Oct 1987           22*              -                                 -
1 Nov-Jan 1988           28               -                                 100
2 Feb-Apr 1988           28.5             -                                 101
3 May-Jul 1988           29               -                                 102.3
4 Aug-Oct 1988           29.5             -                                 103.8
1 Nov-Jan 1989           30               -                                 104.4
2 Feb-Apr 1989           30.5             -                                 106
3 May-Jul 1989           31               -                                 107.5
4 Aug-Oct 1989           31.5             -                                 108.3
1 Nov-Jan 1990           32.5             -                                 109.3
2 Feb-Apr 1990           33               -                                 111.5
3 May-Jul 1990           33.5             -                                 112.6
4 Aug-Oct 1990           34               -                                 115
1 Nov-Jan 1991           34.5             -                                 115.9
2 Feb-Apr 1991           35               -                                 117
3 May-Jul 1991           35.5             -                                 117.9
4 Aug-Oct 1991           36               -                                 118.9
1 Nov-Jan 1992           36.5             -                                 119.5
2 Feb-Apr 1992           37               .3                                120.7
3 May-Jul 1992           37.5             .3                                121.5
4 Aug-Oct 1992           38               .3                                122.4
1 Nov-Jan 1993           38.5             .3                                123
2 Feb-Apr 1993           39               .5                                124.4
3 May-Jul 1993           39.5             .5                                125.1
4 Aug-Oct 1993           40               .5                                125.7
1 Nov-Jan 1994           40.5             .5                                126.3
2 Feb-Apr 1994           41               .6                                127.6
3 May-Jul 1994           41.5             .6                                128.2
4 Aug-Oct 1994           42               .6                                129.5
1 Nov-Jan 1995           42.5             .6                                129.7
2 Feb-Apr 1995           43               .8                                131.2
3 May-Jul 1995           43.5             .8                                132.1
4 Aug-Oct 1995           44               .8                                132.8
1 Nov-Jan 1996           44.5             .8                                133
2 Feb-Apr 1996           45               1.4                               134.9
3 May-Jul 1996           45.5             1.5                               135.8
4 Aug-Oct 1996           46               1.5                               136.7
1 Nov-Jan 1997           46.5             1.5                               137.4
2 Feb-Apr 1997           46.5             1.6                               137.4
3 May-Jul 1997           47.0             2.4                               138.9
4 Aug-Oct 1997           47.5             2.4                               139.7
1 Nov-Jan 1998           48.0             1.6                               139.8
2 Feb-Apr 1998           48.0             4.2                               140.6
3 May-Jul 1998           48.5             4.2                               141.2
4 Aug-Oct 1998           49.0             4.3                               141.8
1 Nov-Jan 1999           49.5             4.3                               142.0
2 Feb-Apr 1999           48.0             7.3                               143.0
3 May-Jul 1999           48.5             7.4                               144.0
4 Aug-Oct 1999           49.0             7.5                               145.5
1 Nov-Jan 2000           49.5             7.6                               145.8
2 Feb-Apr 2000           49.5             9.7                               148.4
3 May-Jul 2000           50.0             9.8                               149.4
4 Aug-Oct 2000           50.5             9.9                               150.5
1 Nov-Jan 2001           51.0            10.0

[End Bar Chart]

Dividend
Additional income earned on initial shares if capital gain distributions were reinvested.
Inflation = Consumer Price Index (through September 1999)

Fiscal Quarters:
1 November-January
2 February-April
3 May-July
4 August-October

*Not a full quarter
[End sidebar]


With the reinvestment of last December's capital gain distribution of $1.54 a share, this latest dividend is 6.8% higher than in the same period a year before. It is 117.9% higher than CIB's first full-quarter payment in December 1987, representing an average annual compound growth rate for income of 6.2%. As the familiar stair-step chart above makes clear, even without counting capital appreciation in the portfolio, this far outpaces the average inflation rate as measured by the Consumer Price Index.


[Begin Sidebar]
CIB'S 10 LARGEST HOLDINGS
(as of 10/31/2000)

                                       PERCENT OF                  12-MONTH
COMPANY                                NET ASSETS                  DIVIDEND GROWTH
Thames Water                           2.3%                        12.7%
Williams Companies                     1.9                         0.0
Telecom Italia                         1.8                         106.7
XL Capital                             1.7                         2.3
Bank of Nova Scotia                    1.6                         16.7
Royal Dutch Petroleum/"Shell"          1.6                         3.0/3.6
Philip Morris                          1.6                         10.4
Royal Bank of Canada                   1.6                         25.0
Archstone Communities Trust            1.5                         4.1
Pinnacle West Capital                  1.5                         7.1

[End Sidebar]


Given the stock market's low-yield environment, we are gratified to note that the fund continued to meet its goal of above-average income, with an annual dividend rate of 4.7% of net asset value as of October 31. That was more than four times the 1.1% rate for the S&P 500 Index; it also surpassed the 4.1% average dividend rate of income funds, as measured by Lipper Inc.


DIVIDENDS CUSHION A FALL

The fund's fiscal year began in November, shortly after the start of a powerful, but narrowly focused, rally in technology, media and telecommunications stocks. The euphoria came to an abrupt end in late March. The Nasdaq Index, a benchmark for technology stocks, plunged 39% from its all-time high on March 10 to a fiscal-year low on October 12. Broader markets were also affected, though less severely: The S&P declined nearly 11% from March 24 to April 14, then wobbled back through the summer, only to drop 12% from September 1 to October 12. (Both indexes have dropped even lower since the close of the reporting period.)

Hand-in-hand with its emphasis on rising income, Capital Income Builder was designed to provide a cushion in down markets. It weathered these latest gyrations admirably, declining less than 1% during the March-to-April drop, and falling just 2% during the six-week downturn this autumn.


OVERLOOKED SECTORS YIELD GEMS

As investors fled technology-related stocks, a number of neglected sectors came to the fore. Real estate investment trusts (REITs), accounting for some 5% of net assets, proved to be the standouts for the year. Reflecting strong real estate fundamentals across the country, most holdings posted double-digit price increases, while delivering current yields of roughly 5% to 7%. Archstone Community Trust, our largest REIT holding, yielded 6.5% and gained 18% in price. Spieker Properties, a relatively small holding, rose a remarkable 59% in price, benefiting from its investments in desirable office properties in Northern California.

Utilities, which are well-represented in the fund's portfolio, rallied on rising power demand and surging natural gas prices. Among them was Pinnacle West, which combined an 18% increase in share price with an attractive 3.5% yield. Williams Companies, a longtime holding, rose 12%.

Bank holdings, by far the largest segment of the equity portfolio, rallied selectively during the year as interest rate worries settled. Of note are two Canadian banks, both among our 10 largest holdings: Royal Bank of Canada, which rose 47% in price, and The Bank of Nova Scotia, which appreciated 25%.

At the other end of the spectrum, however, a number of the fund's international holdings were hurt by a combination of declining stock prices and a strong dollar, which trimmed returns for U.S. investors.

As Internet stocks grabbed headlines earlier in the fiscal year, our analysts were busily uncovering attractive prospects among sectors that had fallen out of favor. Recent additions to the portfolio include food companies, specialty chemical manufacturers and paper producers. In addition to offering relatively high current yields, many of these businesses have suitable profiles for strong dividend growth.


LOOKING AHEAD

The recent rout in stock prices was a sobering reminder for investors that financial markets do not only go up. Fortunately for Capital Income Builder shareholders, the downturn was also an object lesson in the relative stability a good income flow can provide when markets tumble. We realize how difficult it can be to stay the course while others are chasing headier quarry, but experience has taught us that discipline generally pays off in the long run. Over the years, that discipline - of identifying and investing in solid companies with strong dividend prospects - has helped shareholders participate judiciously in market upswings without sacrificing downside protection.

Finally, please note that for the March 2001 quarter, the dividend will be raised another half-cent, to 51.5 cents a share. Shareholders who reinvest the December 2000 capital gain distribution of approximately 93 cents a share will see an annualized increase in income of slightly over 6%. This reflects the added shares they will hold.

We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ James B. Lovelace
James B. Lovelace
President

December 8, 2000




[begin sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE
(with all dividends and distributions reinvested)


[begin table]
AVERAGE ANNUAL COMPOUND RETURNS
(for the periods ended October 31, 2000

                                                     10 YEARS      5 YEARS        1 YEAR
CLASS A SHARES                                       +12.91%       +10.69%        -0.52%
reflecting 5.75% maximum sales charge

[end table]



[begin mountain chart]
$63,001 /1/ S&P 500
$41,350 /2/ CIB
$39,023 /3/ Lipper Income Funds Average
$10,000 /2/ Original Investment

FY End                                                                         Original
(Oct 31)     S&P 500         CIB             Lipper Income Funds Average       Investment
Initial      $10,000         $9,425          $10,000                           $10,000
1987 /#/     $7,972          $8,929          $9,067                            $10,000
1988         $9,152          $10,029         $10,362                           $10,000
1989         $11,559         $11,689         $11,972                           $10,000
1990         $10,690         $11,502         $11,332                           $10,000
1991         $14,272         $14,858         $14,604                           $10,000
1992         $15,689         $16,893         $16,249                           $10,000
1993         $18,025         $19,897         $19,153                           $10,000
1994         $18,722         $19,936         $18,755                           $10,000
1995         $23,656         $23,367         $21,931                           $10,000
1996         $29,339         $27,200         $25,299                           $10,000
1997         $38,758         $33,605         $30,608                           $10,000
1998         $47,275         $37,960         $33,332                           $10,000
1999         $59,406         $38,918         $38,061                           $10,000
2000         $63,001 /1/     $41,350 /2/     $39,023 /3/                       $10,000 /2/


Jul. 30       Oct. 31 /#/      Oct. 31       Oct. 31        Oct. 31      Oct. 31       Oct. 31
1987          1987             1988          1989           1990         1991          1992
CIB Total     (10.1)%          12.3          16.7           (1.6)        29.3          13.5
Return


              Oct. 31          Oct. 31       Oct. 31        Oct. 31      Oct. 31       Oct. 31
              1993             1994          1995           1996         1997          1998
CIB Total     17.6             0.5           17.0           16.8         23.2          13.3
Return


                                             Average Annual
              Oct. 31          Oct. 31       Compound Return
              1999             2000          For 13-1/4 years
CIB Total     2.5              5.5           10.8% /2/
Return

/#/ For the period July 30 through October 31, 1987.
/1/ Standard & Poor's 500 Stock Composite Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.
/2/ Reflects payment of maximum sales charge of 5.75%. Thus, the net amount invested was $9,425. Sales charges are lower for accounts of $25,000 or more.
/3/ With dividends reinvested. The Lipper average does not reflect sales charges.

Past results are not predictive of future results.
[end mountain chart]
[end sidebar]




AN INCOME ORIENTATION:
A LOOK AT CIB'S UNIQUE OBJECTIVE

Capital Income Builder strives to capture the potential of dividends by seeking a higher yield than the U.S. stock market generally and an income stream that grows over time. A byproduct of that orientation has been a fruitful participation in market upswings and a reassuring resilience when stock prices have taken a fall. Our commitment is a bold one - and unusual in a fund that emphasizes stocks - but over the years, it has served shareholders very well.

On the following pages, we invite you to meet a few of the investment professionals who manage your fund. These men and women share some insights about why focusing on income makes so much sense over the long term. They also discuss how they find appropriate securities for the fund - and what makes Capital Income Builder so special.


AN INSTITUTIONAL MODEL

Capital Income Builder began in 1987 with a novel premise for a mutual fund. "We created the fund as a way to allow individuals to participate in the institutional approach," explains Jon Lovelace, the fund's original chairman of the board and a portfolio counselor. "Like endowments and other organizations that finance ongoing projects, many people need to increase their assets even as they are drawing on the income they produce. That means providing growing income is essential, while principal remains invested."

[illustration of an arrow on the bullseye of a target]

Many types of investments produce income, but few can generate an income stream that rises quarter after quarter. Bonds, for example, pay a specified rate of interest until maturity, but that rate is usually fixed and ultimately might not offset the rising cost of living. Short-term instruments, another income option, put investors at the mercy of prevailing interest rates, which fluctuate. While Capital Income Builder holds a reserve of cash equivalents and has the flexibility to invest a portion of assets in bonds, its primary focus has been on stocks with attractive dividend profiles. The rationale is a simple one: Because dividend income reflects the growing profits of well-managed corporations, it has risen faster and more predictably than income from other assets.

[Begin Barchart]
A HISTORY OF ABOVE-AVERAGE INCOME

Date                  CIB              S&P 500
10/31/1987 *          $97              $70
10/31/1988            $605             $365
10/31/1989            $1,149           $703
10/31/1990            $1,737           $1,075
10/31/1991            $2,361           $1,461
10/31/1992            $3,023           $1,852
10/31/1993            $3,725           $2,246
10/31/1994            $4,465           $2,652
10/31/1995            $5,244           $3,079
10/31/1996            $6,067           $3,540
10/31/1997            $6,934           $4,023
10/31/1998            $7,857           $4,530
10/31/1999            $8,837           $5,053
10/31/2000            $9,882           $5,567

* (For the period 7/30/87 - 10/31/87)

Figures show cumulative dividends produced by hypothetical $10,000 investments in CIB and the S&P 500 on July 30, 1987. Results are as of October 31 of each year and are calculated at net asset value, assuming dividends are taken in cash and capital gains are reinvested. One cannot invest directly in the S&P 500.
[End Barchart]


PURSUING A CHALLENGING AGENDA

Although hundreds of stock funds make dividends a part of their investment strategies, Capital Income Builder's dual focus on above-average and growing income makes it unique in the mutual fund universe. Because the fund doesn't fit comfortably into a niche though, its mandate can sometimes be difficult to understand. "Even though it invests in stocks, this fund is not primarily about capital appreciation," stresses fund president and portfolio counselor Jim Lovelace, "although we do expect total return to follow. Conceptually, the way I think of our program is that we're trying to produce a dividend rate of, say, 5% a year and grow our income stream by another 5% or so. Long term, that can add up in very interesting ways."

How successfully has the fund met that challenge? While there are no guarantees for the future, the stair-step chart on page 1 of this report clearly demonstrates one part of the story: income increases over 53 consecutive quarters, assuming reinvestment of capital gain distributions, through a variety of market cycles. And, as you can see from the table above, Capital Income Builder's quarterly dividends have consistently exceeded those produced by the S&P 500 Stock Composite Index.


[Begin Sidebar]
The fund's charms may not be overwhelmingly evident in the near term, but over longer periods, its quiet dependability may be one of its greatest achievements.
[End Sidebar]


AN INTEGRATED RESEARCH APPROACH

Because there are relatively few individual securities that both provide a high current yield and grow their dividends, your fund's portfolio typically blends companies that, as a totality, meet both criteria. Holdings generally range from stocks with high yields and little dividend growth to those with a moderate yield and moderate growth to lower yielding securities with strong potential for growing dividends.

If the parameters are straightforward, fulfilling them can be challenging, particularly as stock yields have drifted to historic lows and paying dividends has fallen out of favor with many corporations. Fundamental research, a hallmark of all of the American Funds, takes on another dimension when it comes to finding appropriate securities for Capital Income Builder. In addition to cultivating broad industry knowledge and assessing the health of individual companies, research analysts must project dividend payouts for the next several years by paying close attention to cash flow, management attitudes and other factors.

Joyce Gordon, an American Funds research analyst who has been following the banking industry since 1988, notes that she applies special standards to banks she considers for Capital Income Builder. "I'll often look at seven or eight banks in a week," she says, "and usually only one will stand out for this fund. It may be because dividend growth is important to management, or the company is increasing the percentage of earnings paid out as dividends. Or something may have happened that resulted in a step-up in the stock yield. If any of these is the case, a bell will go off in my head that this stock is right for the fund."

Joyce and other American Funds analysts are aided in their efforts by an integrated, collaborative research effort that helps broaden the context of their investment recommendations. They leverage their many hours of work by participating in "clusters" of portfolio counselors and analysts with similar areas of expertise. Like fitting together pieces of a jigsaw puzzle, they visit companies together, share insights at regular teleconferences and write frequent reports on the companies they follow. The fund's unique requirements are given additional attention at special monthly meetings. The result is a range of perspectives and a broad base of knowledge that has been especially useful for identifying opportunities for the fund.

[illustration of a jigsaw puzzle]

[Begin Sidebar]
THE POWER OF DIVIDENDS

As stock prices surged during the late 1990s, many pundits began sounding the death knell for dividends. Their observations have been short-sighted: Over meaningful time frames, old-fashioned dividends have been the unsung heroes of the stock market's extraordinary growth.

A recent study by two California economists* evaluated the share price and dividend components of the Standard & Poor's 500 Stock Composite Index and other stock market benchmarks over very long periods. The economists' findings suggested that, without dividends, the S&P 500's 11.1% average annual return from 1925 to 1998 would have been trimmed nearly in half, to 6.5%. Inflation, incidentally, whittled that return even further, to 7.8% with dividends and 3.3% without them. Looked at another way, $10,000 invested on January 1, 1926 would have grown to $1,120,219 by October 31, 2000 without dividends, but swollen to $27,311,847 with dividends reinvested.

For cautious investors, dividends also serve as a cushion when markets are flat or retreating. As many investors discovered this past spring, focusing solely on share price can sometimes be an uncomfortable - and disappointing - experience. "Dividends are the wonderfully tangible component of your total return," stresses Janet McKinley, a portfolio counselor based in New York. "Investors who were chasing the Internet bubble conveniently forgot that, but when the Nasdaq crumpled, many of them were left without much to show for it."

Although Capital Income Builder focuses primarily on the income component of total return, dividends and capital growth are often part of a virtuous circle. That's because corporations that produce a steadily growing income stream generally do so by improving profits, which should eventually lead to an increase in share price as well. "In my experience, a company that's generating good cash flow and growing its dividend is probably a healthy company," notes Janet. "That should mean that over time, over a complete market cycle, its stock price should also do well."

For patient investors, dividends can also be an indication of value. A rising yield may suggest that a fundamentally sound company is underpriced, providing an opportunity for capital growth.

*Source: Clarke, Roger G. and Meir Statman. The DJIA Crossed 652,230. The Journal of Portfolio Management. Winter 2000.
[End Sidebar]


Darcy Kopcho, an auto analyst and one of several research directors for the American Funds, cites a major advantage of approaching industries on a global basis. "As yields ebb and flow in different sectors around the world," she says, "analysts can focus on areas that could be a boon for the fund. Clusters bring it all together by providing a forum for comparing those areas and assessing good prospects for dividend growth."


A GLOBAL PORTFOLIO

Research is not your fund's only global characteristic. Although the majority of assets have typically been held in U.S.-based companies, the fund has the flexibility to invest anywhere in the world our analysts find attractive securities. "CIB's orientation has been global from the outset," says Jim Lovelace. "That freedom has really helped us add value, because our research capabilities are so far-flung, and because no one can accurately predict where the next great market will be. Sometimes, U.S. stocks have shone; at other times, superior dividend growth has come from companies based outside our borders."

[Begin Sidebar]
A LIFETIME OF RESISTANCE
Capital Income Builder versus the S&P 500 during market declines of 10% or more*

Dates of Decline                   S&P Return            CIB Return
8/25 - 12/4/1987                   -33.51%               -11.20%
1/2 - 1/30/1990                    -10.21                 -4.77
7/16 - 10/11/1990                  -19.92                 -9.56
10/7 - 10/27/1997                  -10.80                 -5.35
7/17 - 8/31/1998                   -19.34                -11.14
7/16 - 10/15/1999                  -12.08                 -8.30
3/24 - 10/12/2000                  -12.94                 +2.01

*Figures show capital returns with capital gains reinvested.
[End Sidebar]

Brad Vogt, a telecom analyst who is also a research director, agrees. "Capital Income Builder definitely has an advantage in that we can seek income globally," he notes. "I would guess that over the years, a substantial portion of our dividend growth has come from overseas. Income funds that are investing solely in the U.S. just don't have that edge." Today, stocks of companies based outside this country account for close to one-third of net assets, including a growing portion in continental Europe.


A SYSTEM FOR ALL SEASONS

If research encourages diversity among holdings, the multiple portfolio counselor system, the management approach used by all of the American Funds, helps pull it together. Your fund has five portfolio counselors, each of whom independently manages a portion of assets within the fund's objectives; one of them, Mark MacDonald, concentrates on the fixed-income component. An additional segment is managed by 31 research analysts, who bring their industry expertise to bear on investment decisions. Given Capital Income Builder's very particular income directive, these multiple perspectives provide critical checks and balances throughout the investment process. The result is a balanced blend of investment styles that over full market cycles has delivered a consistency a single manager would find almost impossible to match.

[Begin Sidebar]
AS BROAD MARKETS PLUNGED THIS PAST YEAR, CIB HELD UP BETTER
(Capital returns for the period 3/24 - 10/12/2000)

INDEX                                       RETURN
S&P 500                                     -12.94%
Nasdaq                                      -39.10
MSCI World                                  -15.29
Capital Income Builder                      + 2.01

The period shown reflects the S&P's 2000 high-to-low as of 10/31. The indexes are unmanaged.
[End Sidebar]


A CALM HARBOR

For stock investors seeking relative stability, CIB's income focus has also tended to provide a smoother ride. Our goal of providing downside protection was tested right at the starting gate - the fund began just a few months before the October 1987 crash - but the fund has weathered every substantial decline in its lifetime, as the tables at left and above make clear.

[illustration of a ship in a harbor]

That resilience has also helped us share in the fruits of market upswings over the years, a significant accomplishment for a fund that pays close attention to risk. Exceptions have been the extraordinary stock surges in 1998 and 1999, but as we have seen the market froth subside in recent months, the fund's strengths have once again come into sharp relief. "In many ways, Capital Income Builder is a real workhorse of a fund, grinding away slowly," says Jim. "Its charms may not be overwhelmingly evident in the near term, but over longer periods, its quiet dependability may be one of its greatest achievements."



Capital Income Builder, Inc.
Investment Portfolio, October 31, 2000

                                                    Percent of
Largest Industry Holdings                           Net Assets
Banks                                                    17.91
Electric Utilities                                        6.55
Real Estate                                               6.07
Diversified Telecommunication Services                    5.16
Oil & Gas                                                 4.46
Other industries                                         31.98
Bonds and notes                                          15.47
Cash & equivalents                                       12.40
Net Assets                                              100.00


                                                                     Percent of
Largest Individual Equity Holdings                                   Net Assets
Thames Water                                                                  2.3
Williams Companies                                                            1.9
Telecom Italia                                                                1.8
XL Capital                                                                    1.7
Bank of Nova Scotia                                                           1.6
Royal Dutch Petroleum/"Shell" Transport and Trading                           1.6
Philip Morris                                                                 1.6
Royal Bank of Canada                                                          1.6
Archstone Communities Trust                                                   1.5
Pinnacle West Capital                                                         1.5



                                                                      Shares or       Market     Percent
                                                                      Principal       Value      of Net
Equity Securities                                                       Amount      (Millions)   Assets
ENERGY
OIL & GAS  -  4.46%
BP Amoco PLC (ADR)                                                         800,000      $40.750      .55%
Chevron Corp.                                                            1,000,000        82.125     1.11
Coastal Corp. 6.625% FELINE PRIDES convertible                             280,000        12.040      .16
 preferred 2004
Fortum Oyj                                                               4,600,000        15.222      .21
Kerr-McGee Corp.                                                           282,800        18.470      .25
Phillips Petroleum Co.                                                     250,000        15.438      .21
Royal Dutch Petroleum Co. (New York registered)                          1,100,000        65.313
"Shell" Transport and Trading Co., PLC (New                              1,100,000        54.106     1.62
 York registered)
Ultramar Diamond Shamrock Corp.                                          1,000,000        26.250      .35
                                                                                         329.714     4.46
MATERIALS
CHEMICALS  -  0.37%
Dow Chemical Co.                                                           600,000        18.375      .25
RPM, Inc.                                                                1,000,000         8.938      .12
CONTAINERS & PACKAGING  -  0.23%
Chesapeake Corp.                                                           300,000         5.887      .08
Crown Cork & Seal Co., Inc.                                              1,200,000        10.950      .15
METALS & MINING  -  1.45%
Anglogold Ltd.                                                             996,900        28.398      .38
Billiton PLC                                                            11,000,000        41.922      .57
De Beers Consolidated Mines Ltd.                                           850,000        23.425      .32
Iluka Resources Ltd.                                                     6,500,000        13.587      .18
PAPER & FOREST PRODUCTS  -  1.82%
Georgia-Pacific Corp., Georgia-Pacific Group                               480,000        15.390      .21
 7.50% PEPS convertible preferred 2004, units
Louisiana-Pacific Corp.                                                  2,000,000        17.000      .23
Norske Skogindustrier ASA(1)                                               425,000        15.347      .21
PaperlinX Ltd.                                                           4,500,000         7.703      .10
Potlatch Corp.                                                           1,047,900        35.105      .48
Rayonier Inc.                                                              465,600        16.383      .22
Stora Enso Oyj                                                           1,000,000        10.267      .14
Westvaco Corp.                                                             600,000        17.100      .23
                                                                                         285.777     3.87
CAPITAL GOODS
ELECTRICAL EQUIPMENT  -  1.02%
Hubbell Inc., Class B                                                    2,575,000        61.639      .83
Innogy Holdings PLC(1)                                                   4,800,000        13.911      .19
INDUSTRIAL CONGLOMERATES  -  0.38%
Hunting PLC                                                              4,260,000         8.951      .12
Tomkins PLC                                                              8,200,000        19.487      .26
MACHINERY  -  0.49%
IHC Caland NV                                                              813,513        35.894      .49
                                                                                         139.882     1.89
TRANSPORTATION
AIRLINES  -  0.42%
Qantas Airways Ltd.                                                     15,399,100        30.992      .42
ROAD & RAIL  -  0.46%
Canadian National Railway Co.                                              220,000        10.450      .14
 5.25% convertible preferred 2029
CSX Corp.                                                                  600,000        15.188      .21
SMRT Corp. Ltd.(1)                                                      20,125,000         7.912      .11
TRANSPORTATION INFRASTRUCTURE  -  0.53%
Autopistas del Mare Nostrum,                                               750,000        11.391      .15
SA Concesionaria del Estado
BRISA-Auto-Estradas de Portugal, SA(2)                                   1,950,000        15.073      .20
Hutchison Delta Finance Ltd.                                            11,000,000        13.035      .18
7.00% convertible debentures 2002
                                                                                         104.041     1.41
MEDIA
MEDIA  -  0.78%
Seagram Co. Ltd.                                                           720,000        37.800      .51
7.50% ACES convertible preferred 2002, units
Time Warner Inc.                                                           125,000         9.489      .13
West Australian Newspapers Holdings Ltd.                                 3,817,917        10.595      .14
                                                                                          57.884      .78
FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.66%
Safeway PLC                                                              7,932,700        32.934      .45
Somerfield PLC                                                          14,015,000        15.638      .21
                                                                                          48.572      .66
FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.60%
Foster's Brewing Group Ltd.                                             19,488,200        44.174      .60
FOOD PRODUCTS  -  2.23%
Devro PLC                                                                5,000,000         3.949      .05
General Mills, Inc.                                                        900,000        37.575      .51
H.J. Heinz Co.                                                             400,000        16.775      .23
Kellogg Co.                                                                600,000        15.225      .21
Nabisco Group Holdings Corp.                                             1,500,000        43.313      .59
Sara Lee Corp.                                                           2,200,000        47.438      .64
TOBACCO  -  3.86%
Altadis SA                                                               2,150,827        31.937      .43
Gallaher Group PLC                                                       8,800,000        51.455      .70
Philip Morris Companies Inc.                                             3,165,000       115.918     1.57
R.J. Reynolds Tobacco Holdings, Inc.                                     1,450,000        51.837      .70
UST Inc.                                                                 1,350,000        34.087      .46
                                                                                         493.683     6.69
BANKS
BANKS  -  17.91%
ABN AMRO Holding NV                                                        760,281        17.611      .24
AmSouth Bancorporation                                                   2,000,000        27.875      .38
Australia and New Zealand Banking Group Ltd.                             4,088,786        30.222      .41
BancWest Corp.                                                             800,000        16.350      .22
Bank of America Corp.                                                    2,170,000       104.296     1.41
Bank of Nova Scotia                                                      4,241,600       121.006     1.64
BANK ONE CORP.                                                           2,511,000        91.652     1.24
Barclays PLC                                                             2,750,000        78.585     1.06
Comerica Inc.                                                            1,250,000        75.391     1.02
Commonwealth Bank of Australia                                           1,326,000        19.746      .27
First Union Corp.                                                        3,368,706       102.114     1.38
Hang Seng Bank Ltd.                                                      4,130,000        48.590      .66
HSBC Holdings PLC                                                        3,082,384        42.885      .58
Huntington Bancshares Inc.                                               2,365,000        33.997      .46
J.P. Morgan & Co. Inc.                                                     120,000        19.860      .27
JCG Holdings Ltd.                                                       20,958,000        11.153      .15
Lloyds TSB Group PLC                                                     4,500,000        45.777      .62
National Australia Bank Ltd.                                             1,842,246        25.609      .35
National City Corp.                                                      1,600,000        34.200      .46
Royal Bank of Canada                                                     3,650,000       115.618     1.56
United Bankshares, Inc.                                                  1,775,000        34.613      .47
Valley National Bancorp                                                    630,000        17.443      .24
Wachovia Corp.                                                           1,250,000        67.500      .91
Washington Mutual, Inc.                                                    500,000        22.000      .30
Wells Fargo & Co.                                                          568,000        26.305      .36
Westpac Banking Corp.                                                    7,293,755        49.841      .67
Wilmington Trust Corp.                                                     815,700        42.926      .58
                                                                                       1,323.165    17.91
DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  0.93%
Irish Life & Permanent PLC                                               2,920,000        29.261      .40
Lend Lease Corp. Ltd.                                                      420,000         4.920      .07
OM Gruppen AB                                                              961,600        34.367      .46
                                                                                          68.548      .93
INSURANCE
INSURANCE  -  3.66%
American General Corp.                                                     250,000        20.125      .27
Lincoln National Corp.                                                   1,720,000        83.205     1.13
Royal & Sun Alliance Insurance Group PLC                                 5,759,390        40.937      .55
XL Capital Ltd., Class A                                                 1,642,800       126.290     1.71
                                                                                         270.557     3.66
REAL ESTATE
REAL ESTATE  -  6.07%
AMB Property Corp.                                                       1,500,000        35.250      .48
Apartment Investment and Management Co., Class A                         1,125,000        51.398      .70
Archstone Communities Trust                                              4,784,585       112.737     1.53
Cabot Industrial Trust                                                     695,000        13.118      .18
Equity Residential Properties Trust                                        545,000        25.649      .35
Health Care Property Investors, Inc.                                     1,545,000        45.384      .61
HKR International Ltd.                                                  29,038,000        12.102      .16
Hongkong Land Holdings Ltd.                                              9,800,000        18.130      .25
Host Marriott Financial Trust                                              400,000        14.450      .20
6.75% QUIPS convertible preferred 2026
Kimco Realty Corp.                                                         510,000        20.528      .28
ProLogis Trust                                                           1,191,114        25.013      .34
Spieker Properties, Inc.                                                   250,000        13.844      .19
Washington Real Estate Investment Trust                                    300,000         6.000      .08
Weingarten Realty Investors                                              1,260,000        52.841      .72
                                                                                         446.444     6.07
TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.16%
Koninklijke KPN NV                                                         467,306         9.465      .13
 (formerly Koninklijke PTT Nederland NV)
SBC Communications Inc.                                                  1,700,000        98.069     1.33
Swisscom AG                                                                251,391        63.826      .86
Telecom Argentina STET-France Telecom SA,                                  359,200         6.174      .08
 Class B (ADR)
Telecom Corp. of New Zealand Ltd.                                       12,240,000        27.122
Telecom Corp. of New Zealand Ltd.(2)                                     8,380,000        18.569      .62
Telecom Italia SpA                                                      24,145,621       131.694     1.78
TELUS Corp. (formerly BCT. TELUS                                         1,010,489        26.342      .36
 Communications Inc.)
                                                                                         381.261     5.16
UTILITIES
ELECTRIC UTILITIES  -  6.55%
American Electric Power Co., Inc.                                          870,000        36.105      .49
Beijing Datang Power Generation Co. Ltd.,                               71,000,000        16.934      .23
 Class H(1)
Consolidated Edison, Inc.                                                1,798,600        63.288      .86
Dominion Resources, Inc.                                                   250,000        14.891      .20
DPL Inc.                                                                    86,936         2.467      .03
GPU, Inc.                                                                  450,000        14.878      .20
International Power PLC (formerly                                        4,800,000        19.337      .26
 National Power PLC)
Northeast Utilities                                                        263,200         5.363      .07
Pinnacle West Capital Corp.                                              2,500,000       108.594     1.47
PowerGen PLC                                                             7,500,000        58.036      .79
Scottish and Southern Energy PLC                                        11,600,000        96.319     1.30
Scottish Power PLC                                                       3,100,000        23.247      .31
Southern Co.                                                               845,000        24.822      .34
GAS UTILITIES  -  0.63%
Australian Gas Light Co.                                                 1,168,320         7.045      .10
Columbia Energy Group                                                      541,800        38.976      .53
MULTI-UTILITIES  -  4.31%
NiSource Inc.                                                            3,551,200        88.558     1.20
Sierra Pacific Resources                                                   317,400         5.455      .07
United Utilities PLC                                                     8,287,423        83.224     1.13
Williams Companies, Inc.                                                 3,383,250       141.462     1.91
WATER UTILITIES  -  2.95%
American Water Works Co., Inc.                                           1,850,000        45.094      .61
Thames Water PLC                                                         9,877,083       172.900     2.34
                                                                                       1,066.995    14.44
OTHER
OTHER - 1.17%
Cendant Corp., rights, 2001(1)                                             333,300         2.312      .03
Ford Motor Co.                                                           2,625,000        68.578      .93
Newell Rubbermaid Inc.                                                     500,000         9.594      .13
Radiometer A/S, Class B                                                     59,793         1.445      .02
Sky City Ltd.                                                            1,491,862         4.348      .06
                                                                                          86.277     1.17
MISCELLANEOUS
Equity securities in initial period of acquisition                                       224.091     3.03
Total Equity Securities                                                                5,326.891    72.13
   (cost: $4,160.620 million)

                                                                                      Market     Percent
                                                                      Principal       Value      of Net
Bonds and Notes                                                         Amount      (Millions)   Assets
CORPORATE, MORTGAGE- & ASSET-BACKED SECURITIES
AFLAC Inc. 6.50% 2009                                                    8,000,000         7.406      .10
Airplanes Pass Through Trust, pass-through                              12,747,079        12.570
certificates, Series 1, Class B, 7.37% 2019(3),(4)
Airplanes Pass Through Trust, pass-through                               5,154,273         4.934      .24
 certificates, Series 1, Class C, 8.15% 2019(3)
Allegiance Corp. 7.80% 2016                                              3,000,000         2.942      .04
Allstate Corp. 7.20%-7.875% 2005-2009                                   10,500,000        10.498      .14
Associates Corp. of North America 5.80% 2004                            15,000,000        14.409      .20
Atlas Air, Inc., 1998-1 Pass-Through Trust,                              8,701,215         8.177
 Class A, 7.38% 2019(3)
Atlas Air, Inc., 1998-1 Pass-Through Trust,                              4,855,903         4.678      .17
 Class B, 7.68% 2014(3)
Bank One Corp. 7.875% 2010                                               5,000,000         5.021      .07
Bear Stearns Commercial Mortgage Securities Inc.,                       28,432,532        28.313      .38
pass-through certificates, Series 1999-WF2,
 Class A-1, 6.80% 2031(3)
BHP Finance Ltd. 6.69% 2006                                              6,480,000         6.316      .09
Capital One Bank 8.25% 2005                                              8,000,000         8.043      .11
CenturyTel, Inc., Series H, 8.375% 2010                                  8,000,000         8.012      .11
Chase Commercial Mortgage Securities Corp.,                              9,784,172        10.074      .14
pass-through certificates, Series 2000-1,
 Class A-1, 7.656% 2032(3)
Clear Channel Communications, Inc. 6.625% 2008                           8,245,000         7.578      .10
Coast to Coast Motor Vehicle Owner Trust,                               10,300,000        10.349      .14
 Series 2000-A, Class A-4, 7.33% 2006(2),(3)
Columbia/HCA Healthcare Corp.                                           11,325,000        10.841      .15
 6.125%-6.91% 2000-2005
Container Corp. of America 9.75% 2003                                    3,500,000         3.496      .05
Continental Airlines, Inc., pass-through                                 2,662,837         2.628
 certificates, Series 1997-1, Class C,
 7.42% 2007(3),(4)
Continental Airlines, Inc., pass-through                                 4,721,563         4.503
 certificates, Series 1997-4, Class A,
 6.90% 2018(3)
Continental Airlines, Inc., pass-through                                10,000,000        10.133
 certificates, Series 2000-1, Class A-1,
 8.048% 2020(3)
Continental Airlines, Inc., pass-through                                 5,500,000         5.637      .31
 certificates, Series 2000-1, Class B,
 8.388% 2020(3)
Continental Auto Receivables Owner Trust,                                8,250,000         8.333      .11
 Series 2000-A, Class A4, 7.42% 2004(2),(3)
Cox Radio, Inc. 6.375% 2005                                              3,250,000         3.133      .04
CS First Boston Mortgage Securities Corp.,                               6,550,000         6.265      .08
 pass-through certificates, Series 1998-C1,
 Class C, 6.78% 2009(3)
Delta Air Lines, Inc., 1991 Equipment Certificates                       2,000,000         2.000      .03
 Trust, Series K, 10.00% 2014(2)
Deutsche Bank Capital Funding Trust I,                                   5,000,000         4.777      .06
 7.872% 2049(4)
EQCC Home Equity Loan Trust, asset-backed                                5,000,000         4.728      .06
 certificates, Series 1999-2, Class A-4F,
 6.753% 2027(3)
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,                          4,099,891         4.085      .06
 Class A-6, 6.95% 2015(3)
Ford Motor Credit Co. 7.50% 2005                                        15,000,000        15.048      .20
Fox/Liberty Networks, LLC, FLN Finance,                                  3,000,000         3.015      .04
 Inc. 8.875% 2007
Fred Meyer, Inc. 7.375%-7.45% 2005-2008                                  5,000,000         4.875
Kroger Co. 6.375% 2008                                                   4,000,000         3.642      .12
GMAC Commercial Mortgage Securities, Inc.,                              14,595,000        14.140      .19
pass-through certificates, Series 1998-C1,
 Class D, 6.974% 2030(3)
Hasbro, Inc. 7.95%-8.50% 2003-2006                                      13,750,000        13.125      .18
Household Finance Corp. 7.875% 2007                                     15,000,000        15.268      .21
HSBC Capital Funding LP, Series 1,                                      10,000,000        10.623      .14
 9.547% noncumulative preferred 2049(4)
Jet Equipment Trust, Series 1995-B, Class C,                             5,000,000         5.210      .07
 9.71% 2015(2)
Joseph E. Seagram & Sons, Inc.                                          13,000,000        13.257      .18
 6.625%-7.60% 2005-2028
Liberty Media Corp. 7.875% 2029                                         12,000,000        11.606      .16
McDermott Inc. 9.375% 2002                                               6,000,000         5.340      .07
Metris Master Trust, Series 2000-1, Class C,                            11,000,000        11.021      .15
 8.02% 2008(2),(3),(4)
Midland Cogeneration Venture LP, Secured Lease                           1,573,161         1.603      .02
 Obligation Bonds, Series C-91, 10.33% 2002
Money Store Residential Trust 1997-1, Class M-1,                        15,000,000        14.883      .20
 7.085% 2016(3)
Morgan Stanley Aircraft Finance, Series 2,                               9,999,000        10.033      .14
 Class B-2, 7.669% 2025(2),(3),(4)
Nabisco, Inc. 6.375% 2035(4)                                            10,020,000         9.469      .13
PanAmSat Corp. 6.00% 2003                                                5,000,000         4.783      .06
Pegasus Aviation Lease Securitization,                                   9,733,352         9.761
 Series 2000-1, Class A-1, 7.245% 2015(2),(3),(4)
Pegasus Aviation Lease Securitization,                                   1,000,000         1.030      .15
 Series 2000-1, Class A-2, 8.37% 2030(2),(3)
ReliaStar Financial Corp. 6.50% 2008                                    10,000,000         9.284      .13
Security National Mortgage Loan Trust,                                   6,800,000         6.803      .09
 Series 2000-1, Class A-2, 8.75% 2024(2),(3)
SocGen Real Estate Co. LLC, Series A,                                   10,000,000         9.351      .13
 7.64% 2049(4)
Starwood Asset Receivables Trust, Series 2000-1,                        10,000,000         9.947      .13
 Class D, 8.072% 2022(2),(3),(4)
TRW Inc. 8.75% 2006                                                     15,000,000        15.457      .21
USA Waste Services, Inc. 6.125% 2011(4)                                  5,725,000         5.604
WMX Technologies, Inc. 6.375%-7.10% 2003-2026                           12,749,000        12.277      .24
Vodafone AirTouch PLC, 7.625%-7.75% 2005-2010                           20,000,000        20.302      .27
World Omni Master Owner Trust, Series 2000-1,                            6,000,000         6.002      .08
 Class B, 7.071% 2005(3),(4)
                                                                                         492.638     6.67
GOVERNMENTS & GOVERNMENTAL AUTHORITIES
Canadian Government 7.00% September 2001                                40,000,000        26.464      .36
Fannie Mae:
7.00% February 2030(3)                                                  16,005,590        15.680
7.50% April 2030(3)                                                        995,036          .994
8.00% May 2030(3)                                                        5,726,577         5.796
8.00% June 2030(3)                                                         973,245          .985      .32
Freddie Mac 5.125% October 2008                                         10,960,000         9.912      .13
                                                                                          59.831      .81
U.S. TREASURIES
6.50% May 2001                                                           3,000,000         3.001      .04
8.00% May 2001                                                           6,000,000         6.050      .08
7.50% November 2001                                                    100,000,000       101.172     1.37
6.50% May 2002                                                         100,000,000       100.594     1.36
6.375% August 2002                                                         350,000          .352      .00
10.75% May 2003                                                        150,000,000       166.383     2.26
11.125% August 2003                                                     10,000,000        11.302      .15
12.375% May 2004                                                            80,000          .096      .00
6.50% May 2005                                                           7,500,000         7.699      .11
3.375% January 2007(5)                                                  10,929,800        10.621      .14
6.125% August 2007                                                       2,200,000         2.231      .03
8.375% August 2008                                                      43,000,000        45.399      .62
8.75% November 2008                                                    100,000,000       107.125     1.45
8.875% February 2019                                                    14,095,000        18.524      .25
6.375% August 2027                                                       9,000,000         9.485      .13
                                                                                         590.034     7.99

Total Bonds & Notes   (cost: $1,138.256 million)                                       1,142.503    15.47

                                                                                      Market     Percent
                                                                      Principal       Value      of Net
Short-Term Securities                                                   Amount      (Millions)   Assets
CORPORATE SHORT-TERM NOTES
AIG Funding, Inc. 6.46%-6.50%                                           50,000,000        49.542      .67
 due 11/10/2000-1/30/2001
Alcoa Inc. 6.46%-6.50% due 11/10/2000-1/18/2001                         50,000,000        49.513      .67
American Express Credit Corp. 6.48%                                     50,000,000        49.856      .67
 due 11/10-11/22/2000
AT&T Corp. 6.48% due 11/8/2000                                          31,450,000        31.404      .43
BellSouth Telecommunications, Inc.                                      41,600,000        41.444      .56
 6.46%-6.47% due 11/3-12/11/2000
Bestfoods 6.47% due 11/14/2000(2)                                       37,000,000        36.906      .50
Ciesco LP 6.47%-6.54% due 11/29/2000-1/12/2001                          50,000,000        49.536      .67
Coca-Cola Co. 6.46%-6.48% due 12/14/2000-1/26/2001                      50,000,000        49.465      .67
Eastman Kodak Co. 6.47% due 11/13-11/14/2000                            50,500,000        50.378      .68
Household Finance Corp. 6.49% due 11/7/2000                             36,000,000        35.954      .49
International Lease Finance Corp. 6.46%-6.49%                           60,500,000        59.971      .81
 due 11/9/2000-1/19/2001
Merck & Co. Inc. 6.48% due 11/28-11/29/2000                             50,000,000        49.742      .67
Minnesota Mining and Manufacturing Co. 6.47%                            50,000,000        49.658      .67
 due 12/8/2000
PACCAR Financial Corp. 6.47%-6.50%                                      36,000,000        35.598      .48
 due 11/14/2000-1/19/2001
Procter & Gamble Co. 6.46% due 12/7/2000                                50,000,000        49.668      .67
SBC Communications Inc. 6.46%-6.51%                                     45,000,000        44.584      .60
 due 12/4/2000-1/11/2001(2)
USAA Capital Corp. 6.45%-6.47% due 11/1-12/8/2000                       63,500,000        63.281      .86
Verizon Global Funding Corp. 6.47%                                      25,000,000        24.779      .34
 due 12/18-12/20/2000
                                                                                         821.279    11.11
FEDERAL AGENCY DISCOUNT NOTES
Fannie Mae 6.37%-6.40% due 11/2-12/18/2000                              70,000,000        69.802      .94
Federal Home Loan Banks 6.39%-6.44%                                     16,200,000        16.139      .22
 due 11/17-11/22/2000
                                                                                          85.941     1.16
Total Short Term Securities                                                              907.220    12.27
   (cost: $907.236 million)
Total Investment Securities                                                            7,376.614    99.87
   (cost: $6,206.112 million)
Excess of cash and receivables over payables                                               9.870      .13
NET ASSETS                                                                           $7,386.484   100.00%

(1) Non-income-producing security.
(2) Purchased in a private placement
    transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(4) Coupon rate may change periodically.
(5) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements






CAPITAL INCOME BUILDER, INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2000                                                       (dollars in     millions)

Assets:

Investment securities at market
 (cost: $6,206,112)                                                                       $7,376.614
Cash                                                                                            .243
Receivables for -
 Sales of investments                                                          $25.326
 Sales of fund's shares                                                          4.521
 Dividends and accrued interest                                                 46.706
 Other                                                                            .004        76.557
                                                                                           7,453.414
Liabilities:

Payables for -
 Purchases of investments                                                       12.121
 Repurchases of fund's shares                                                    7.756
 Dividends on fund's shares                                                     41.580
 Management services                                                             1.837
 Other expenses                                                                  3.636        66.930
Net Assets at October 31, 2000 -                                                          $7,386.484
 Total authorized capital stock - 400,000,000 shares

Class A shares, $.01 par value
 Net Assets                                                                               $7,367.981
 Shares outstanding                                                                      168,633,635
 Net asset value per share                                                                    $43.69
Class B shares, $.01 par value
 Net Assets                                                                                  $18.503
 Shares outstanding                                                                          423,486
 Net asset value per share                                                                    $43.69



STATEMENT OF OPERATIONS
for the year ended October 31, 2000                                       (dollars in     millions)

Investment Income:

Income:
 Dividends                                                                    $236.062
 Interest                                                                      174.677      $410.739

Expenses:
 Management services fee                                                        25.990
 Distribution expenses - Class A                                                17.652
 Distribution expenses - Class B                                                  .054
 Transfer agent fee - Class A                                                    5.411
 Transfer agent fee - Class B                                                     .004
 Reports to shareholders                                                          .073
 Registration statement and prospectus                                            .426
 Postage, stationery and supplies                                                 .592
 Directors' fees                                                                  .151
 Auditing and legal fees                                                          .068
 Custodian fee                                                                    .928
 Taxes other than federal income tax                                              .111
 Other expenses                                                                   .147        51.607

 Net investment income                                                                       359.132

Realized Gain and Change in Unrealized
 Appreciation on Investments:

Net realized gain                                                                            236.081
Net change in unrealized appreciation
 on investments                                                                            (232.473)
 Net realized gain and change in
  unrealized appreciation on investments                                                       3.608
Net Increase in Net Assets Resulting
 from Operations                                                                            $362.740

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS
                                                                          (dollars in     millions)
                                                                                Year          ended
                                                                              October           31,
Operations:                                                                       2000          1999

Net investment income                                                         $359.132      $378.400
Net realized gain on investments                                               236.081       329.823
Net change in unrealized appreciation
 on investments                                                              (232.473)     (484.382)
 Net increase in net assets
  resulting from operations                                                    362.740       223.841

Dividends and Distributions Paid to
 Shareholders:

Dividends from net investment income:
  Class A                                                                    (344.133)     (376.344)
  Class B                                                                       (.210)             -
Distributions from net realized gains on investments:
  Class A                                                                    (294.288)     (510.675)
  Class B                                                                            -             -
Total Dividends and Distributions                                            (638.631)     (887.019)

Capital Share Transactions:
 Proceeds from shares sold                                                     529.464     1,227.223
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                            580.245       799.504
 Cost of shares repurchased                                                (2,220.107)   (1,337.580)
 Net (decrease) increase in net assets resulting from                      (1,110.398)       689.147
  capital share transactions
Total (Decrease) Increase in Net Assets                                    (1,386.289)        25.969

Net Assets:

Beginning of year                                                            8,772.773     8,746.804
End of year (including
 undistributed net investment
 income: $18.160 and $5.250
 respectively)                                                              $7,386.484    $8,772.773

See Notes to Financial Statements




CAPITAL INCOME BUILDER, INC.

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Original issue discounts on fixed-income securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition. The fund does not amortize premiums on fixed-income securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 2000, such non-U.S. taxes were $11,049,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $1,878,000 for the year ended October 31, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of October 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,170,502,000; $1,397,298,000 related to appreciated securities and $22,796,000 related to depreciated securities. During the year ended October 31, 2000, the fund realized, on a tax basis, a net capital gain of $234,214,000 on securities transactions.
Net losses related to non-U.S. currency transactions of $1,878,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $6,206,112,000 at October 31, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $25,990,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and average net asset levels:

                Average Net Asset Level
Rate            In Excess of                           Up to
0.240%          $0                                     $1 billion
0.200            1 billion                              2 billion
0.180            2 billion                              3 billion
0.165            3 billion                              5 billion
0.155            5 billion                              8 billion
0.150            8 billion

The agreement also provides for fees based on 3% of the fund's monthly gross investment income.

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $1,778,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended October 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.30% of average daily net assets for Class A shares, and 1.00% of average daily net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.30% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the year ended
October 31, 2000, aggregate distribution expenses were $17,652,000, or 0.23% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended October 31, 2000, aggregate distribution expenses were $54,000, or 1.00% of net assets attributable to Class B shares.

As of October 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $2,780,000 and $14,000, respectively.

TRANSFER AGENT FEE - A fee of $5,415,000 was incurred during the year ended October 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $337,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,589,340,000 and $2,919,857,000, respectively, during the year ended October 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended October 31, 2000, the custodian fee of $928,000 includes $51,000 that was paid by these credits rather than in cash.

The fund reclassified $1,878,000 from undistributed net investment income to undistributed net realized gains and reclassified $38,259,000 from undistributed net realized gains to additional paid-in capital for the year ended October 31, 2000, as a result of permanent differences between book and tax.

As of October 31, 2000, net assets consisted of the following:
insert chart

Capital share transactions in the fund were as follows:

Capital paid in on shares of capital stock                   $5,981,247,000
Undistributed net investment income                              18,160,000
Accumulated net realized gain                                   216,849,000
Net unrealized appreciation                                   1,170,228,000
Net assets                                                   $7,386,484,000



                                         Year ended October 31, 2000             Year ended October 31, 1999
                                          Amount (millions)          Shares       Amount (millions)          Shares
Class A Shares:
  Sold                                             $511.386      12,051,067              $1,227.223      26,060,446
  Reinvestment of dividends                         580.132      13,874,734                 799.504      17,234,396
      and distributions
  Repurchased                                    (2,219.953)    (52,677,443)             (1,337.580)    (28,645,287)
   Net (decrease) increase                       (1,128.435)    (26,751,642)                689.147      14,649,555
       in Class A
Class B Shares:/*/
  Sold                                               18.078         424,465                       -               -
  Reinvestment of dividends                           0.113           2,630                       -               -
      and distributions
  Repurchased                                        (0.154)         (3,609)                      -               -
   Net (decrease) increase                           18.037         423,486                       -               -
       in Class B
Total Net (Decrease)                            $(1,110.398)    (26,328,156)               $689.147      14,649,555
      Increase in fund

/*/ Class B shares were
    not offered before
    March 15, 2000.





PER-SHARE DATA AND RATIOS /1/
                                                                                   Net
                                        Net asset                        gains/(losses)
                                            value,             Net        on securities   Total from
                                         beginning       investment      (both realized    investment
Year ended                                 of year           income     and unrealized)    operations
Class A:
2000                                         $44.90       $1.99 /2/            $.26 /2/         $2.25
1999                                          48.40             1.93               (.70)          1.23
1998                                          46.14             2.09                3.87          5.96
1997                                          39.70             1.74                7.20          8.94
1996                                          36.27             1.95                3.92          5.87
Class B:
2000                                          40.33        0.96 /2/            3.44 /2/           4.40


                                         Dividends
                                        (from net     Distributions                        Net asset
                                        investment    (from capital               Total    value, end
Year ended                                 income)           gains)       distributions       of year
Class A:
2000                                        $(1.92)          $(1.54)             $(3.46)        $43.69
1999                                         (1.92)           (2.81)              (4.73)         44.90
1998                                         (2.09)           (1.61)              (3.70)         48.40
1997                                         (1.77)            (.73)              (2.50)         46.14
1996                                         (1.94)            (.50)              (2.44)         39.70
Class B:
2000                                         (1.04)               -               (1.04)         43.69


                                                                              Ratio of      Ratio of
                                                        Net assets,            expenses    net income
                                            Total       end of year          to average    to average
Year ended                                  return    (in millions)          net assets    net assets
Class A:
2000                                         5.55%           $7,368                 .67%         4.67%
1999                                           2.53            8,773                 .64          4.15
1998                                          13.33            8,747                 .64          4.35
1997                                          23.16            7,301                 .65          4.04
1996                                          16.76            5,418                 .71          5.19
Class B:
2000                                          10.97               18           1.44 /3/      3.90 /3/


                                         Portfolio
                                          turnover
Year ended                                    rate
Class A:
2000                                    41.37% /4/
1999                                          20.56
1998                                          24.38
1997                                          27.65
1996                                          27.56
Class B:
2000                                     41.37 /4/
<table/>

/1/ The periods 1996 through 2000 represent, for Class A shares, fiscal years ended October 31. The period ended 2000 represents, for Class B shares, the 230-day period ended October 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year.
    Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Represents portfolio turnover rate (equivalent for all share classes) for the year ended October 31, 2000.






Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder (the
"Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United
States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS

Los Angeles, California
November 30, 2000



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2000, the fund paid a long-term capital gains distribution of $294,288,000 to Class A shareholders. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 29% of the dividends paid by the fund from net investment income represent qualifying dividends.
Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.
However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE
CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX
INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR
AMOUNTS TO BE INCLUDED ON THEIR TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR
TAX ADVISERS.




WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

Capital Income Builder is a member of the American Funds family, the nation's third-largest. All American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.

A LONG-TERM, VALUE-ORIENTED APPROACH
We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most U.S. investment firms. Today, we operate one of the industry's most globally integrated research networks.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Every American Fund is managed by several portfolio counselors, each of whom invests a portion of the fund's assets independently in accordance with the fund's objectives; in most cases, research analysts manage a portion as well.
Over time, this method fosters consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience gained through various market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES
Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR
Most financial advisers urge investors to diversify their portfolios among several types of investments. The American Funds offer 29 mutual funds with an array of objectives to help you and your financial adviser build a portfolio tailored to your individual goals.

GROWTH FUNDS
AMCAP Fund/r/
EuroPacific Growth Fund/r/
The Growth Fund of America/r/
The New Economy Fund/r/
New Perspective Fund/r/
New World Fund/sm/
SMALLCAP World Fund/r/

GROWTH-AND-INCOME FUNDS
American Mutual Fund/r/
Capital World Growth and Income Fund/sm/
Fundamental Investors/sm/
The Investment Company of America/r/
Washington Mutual Investors Fund/sm/

EQUITY-INCOME FUNDS
Capital Income Builder/r/
The Income Fund of America/r/

BALANCED FUND
American Balanced Fund/r/

INCOME FUNDS
American High-Income Trust/sm/
The Bond Fund of America/sm/
Capital World Bond Fund/r/
Intermediate Bond Fund of America/r/
U.S. Government Securities Fund/sm/

TAX-EXEMPT INCOME FUNDS
American High-Income Municipal Bond Fund/r/
Limited Term Tax-Exempt Bond Fund of America/sm/
The Tax-Exempt Bond Fund of America/r/

STATE-SPECIFIC TAX-EXEMPT INCOME FUNDS
The Tax-Exempt Fund of California/r/
The Tax-Exempt Fund of Maryland/r/
The Tax-Exempt Fund of Virginia/r/

MONEY MARKET FUNDS
The Cash Management Trust of America/r/
The Tax-Exempt Money Fund of America/sm/
The U.S. Treasury Money Fund of America/sm/

We also offer a full line of retirement plans and variable annuities.

For more complete information about the funds, please obtain a prospectus from your financial adviser or from our Web site (www.americanfunds.com), or phone
American Funds Service Company, toll-free, at 800/421-0180. Please read the prospectus carefully before you invest or send money.



The American Funds Group/r/

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE,
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

MARY MYERS KAUPPILA, Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

JAMES B. LOVELACE, Los Angeles, California
President and Principal Executive Officer of the fund Senior Vice President, Capital Research and
Management Company

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman Emeritus, Capital Research and
Management Company

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg
Seminar

ROBERT J. O'NEILL, PH.D., Oxford, England
Chichele Professor of the History of War;
Fellow of All Souls College, University of Oxford

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

STEFANIE POWERS, Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

FRANK STANTON, New York, New York
Retired; former President, CBS Inc. (1946-1973)

CHARLES WOLF, JR., PH.D., Santa Monica, California
Senior Economic Adviser and Corporate Fellow in
International Economics, The RAND Corporation


OFFICERS

CATHERINE M. WARD, Los Angeles, California
Executive Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

JOYCE E. GORDON, Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research Company

JANET A. MCKINLEY, New York, New York
Senior Vice President of the fund
Director, Capital Research and Management
Company

DARCY B. KOPCHO, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

STEVEN T. WATSON, Hong Kong
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group
Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A
PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL
ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT
800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ
THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Printed on recycled paper
Litho in USA DD/CG/4875
Lit. No. CIB-011-1200

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